UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

TEXAS VENTURES ACQUISITION III CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42609	98-1802457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, NJ	07092
(Address of Principal Executive Offices)	(Zip Code)

(201) 985-8300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TVACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	TVA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that Texas Ventures Acquisition III Corp, a Cayman Islands exempted company limited by shares (the “Company”), filed on April 28, 2025 with the U.S. Securities and Exchange Commission (the “SEC”), the Company previously entered into an Investment Management Trust Agreement (the “IMTA”), dated April 22, 2025, with Continental Stock Transfer & Trust Company (“CST”), as trustee.

On October 19, 2026, the Company held an extraordinary general meeting of its shareholders (the “Meeting”). At the Meeting, the Company’s shareholders of record as of the close of business on September 25, 2026 (the “Record Date”) approved, by special resolution, an amendment to the IMTA in the form set forth in Annex B to the Proxy Statement (as defined below) (the “IMTA Amendment”), that extends the date on which CST must liquidate the trust account of the Company established in connection with the IPO (as defined below) (the “Trust Account”) if the Company has not completed its initial business combination (as defined below), from October 24, 2026 to July 24, 2027, effective immediately, as described in more detail in the definitive proxy statement on Form DEF 14A filed by the Company with the SEC on September 28, 2026 as supplemented by the definitive additional soliciting materials filed by the Company with the SEC on October 9, 2026 (the “Proxy Statement”). Following such approval by the Company’s shareholders, the Company and CST entered into the IMTA Amendment on October 19, 2026.

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Meeting on October 19, 2026, the Company’s shareholders approved, by special resolution, an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), that extends the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete an initial business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on April 24, 2025 (the “IPO”), from October 24, 2026 to July 24, 2027.

The foregoing description of the Extension Amendment does not purport to be complete and is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 20,877,225 of the Company’s ordinary shares, which represents a quorum of the 30,000,000 ordinary shares outstanding and entitled to vote as of the Record Date, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s shareholders voted on the following proposals, each of which was approved:

(1)      The Extension Amendment Proposal: a proposal to amend the Articles pursuant to the Extension Amendment, to extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete an initial business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the IPO, from October 24, 2026 to July 24, 2027. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
19,248,978	1,628,247	0

(2)     The Trust Amendment Proposal: a proposal to amend the IMTA, dated April 22, 2025, by and between the Company and CST, as trustee, pursuant to the IMTA Amendment, to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from October 24, 2026 to July 24, 2027. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstain
19,248,978	1,628,247	0

A proposal to adjourn the Meeting to a later date was not presented because there were sufficient votes to approve each of the other proposals.

No other items were presented for shareholder approval at the Meeting.

Item 7.01	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

In connection with the Extension Amendment Proposal, the Company’s shareholders elected to redeem 17,699,488 Class A ordinary shares, which represents approximately 78.66% of the 22,500,000 Class A ordinary shares that were part of the units sold in the IPO, at a redemption price of approximately $10.58 per share. Such shareholders redeemed approximately $187,260,583 from the Trust Account. Following such redemptions, 4,800,512 Class A ordinary shares remain outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association, effective October 19, 2026.
10.1	Amendment No. 1 to Investment Management Trust Agreement, dated as of October 19, 2026, by and between Texas Ventures Acquisition III Corp and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2026	TEXAS VENTURES ACQUISITION III CORP

	By:	/s/ Troy Rillo
	Name:	Troy Rillo
	Title:	Chief Executive Officer & Chief Financial Officer